Exhibit 99.2

News Release

For Immediate Release	CONTACT:
Bill Newbould
Endo Pharmaceuticals
(610) 558-9800

ENDO PHARMACEUTICALS ANNOUNCES RESULTS FROM

ITS THIRD MORPHIDEX® PHASE III CLINICAL TRIAL

CHADDS FORD, Pa., December 19, 2002 – Endo Pharmaceuticals Inc., a wholly owned subsidiary of Endo Pharmaceuticals Holdings Inc. (Nasdaq: ENDP; ENDPW), today announced results from the third Phase III clinical trial for its development product MorphiDex®.

The primary endpoint of the study was to demonstrate that MorphiDex® could reduce the daily morphine requirement and maintain the same degree of pain control over three months in patients with moderate-to-severe pain from osteoarthritis. No statistically significant difference in the primary outcome variable was observed in the MorphiDex® group compared to the morphine sulfate alone group. The study also did not meet its secondary endpoint, a reduction in analgesic tolerance for patients administered MorphiDex®.

These results confirm the company’s belief, as previously announced on October 28, 2002, that the third study, regardless of outcome, would not provide sufficient data to support the filing of an amendment to the MorphiDex® New Drug Application (NDA). Also as previously reported, because MorphiDex® will not be approved prior to March 31, 2003, the Class A Transferable Warrants (Nasdaq: ENDPW) and Class B Non-Transferable Warrants will expire on such date and have no economic value.

About Endo

A wholly owned subsidiary of Endo Pharmaceuticals Holdings (Nasdaq: ENDP; ENDPW), Endo Pharmaceuticals is a fully integrated specialty pharmaceutical company with market leadership in pain management products. The company researches, develops, produces and markets a broad product offering of both branded and generic pharmaceuticals, meeting the needs of healthcare professionals and consumers alike. More information, including this and past press releases of Endo Pharmaceuticals Holdings Inc., is available online at www.endo.com.

Forward-Looking Statements

This press release contains forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and projections. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements are not historical facts and include information regarding the Company’s possible or assumed results of operations. Also, statements or expressions that are preceded by, followed by, or that include, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “estimates” or similar expressions are forward-looking statements. Endo’s estimated or anticipated future results, product performance or other non- historical facts are forward-looking and reflect Endo’s current perspective on existing trends and information. Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. The reader should not rely on any forward-looking statement. The Company undertakes no obligations to update any forward-looking statements whether as a result of new information, future events or otherwise. Several important factors, in addition to the specific factors discussed in connection with these forward-looking statements individually, could affect the future results of the Endo and could cause those results to differ materially from those expressed in the forward-looking statements contained herein. Important factors that may affect future results include, but are not limited to: market acceptance of the Company’s products and the impact of competitive products and pricing; dependence on sole source suppliers; the success of the Company’s product development activities and the timeliness with which regulatory authorizations and product launches may be achieved; successful compliance with extensive, costly, complex and evolving governmental regulations and restrictions; the availability on commercially reasonable terms of raw materials and other third party manufactured products; exposure to product liability and other lawsuits and contingencies; dependence on third party suppliers, distributors and collaboration partners; the ability to timely and cost effectively integrate acquisitions; uncertainty associated with pre-clinical studies and clinical trials and regulatory approval; uncertainty of market acceptance of new products; the difficulty of predicting FDA approvals; risks with respect to technology and product development; the effect of competing products and prices; uncertainties regarding intellectual property protection; uncertainties as to the outcome of litigation; changes in operating results; impact of competitive products and pricing; product development; changes in laws and regulations; customer demand; possible future litigation; availability of future financing and reimbursement policies of government and private health insurers and others; and other risks and uncertainties detailed in Endo’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on June 9, 2000, as amended, and in Endo’s Registration Statement on Form S-3 dated October 17, 2001. Readers should evaluate any statement in light of these important factors.